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                                                                   EXHIBIT 99(a)


                            OAK HILL FINANCIAL, INC.
                              14621 STATE ROUTE 93
                               JACKSON, OHIO 44640

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 ______ __, 1997

       The undersigned hereby appoints JOHN D. KIDD and H. GRANT STEPHENSON, or either of them, my attorneys and proxies, with full power of substitution, in the name, place and stead of the undersigned, to vote at the Special Meeting of Shareholders of Oak Hill Financial, Inc. (the "Company") to be held on ____, __, 1997, and at any adjournment thereof, with all of the powers I would have if personally present, for the following purposes:

1. TO ADOPT THE AGREEMENT AND PLAN OF MERGER AND THE SUPPLEMENTAL AGREEMENT THERETO, BOTH DATED AS OF APRIL 28, 1997 (COLLECTIVELY THE "MERGER AGREEMENT"), PURSUANT TO WHICH UNITY SAVINGS BANK, AN OHIO SAVINGS BANK ("UNITY") WILL BE MERGED WITH AND INTO OAK HILL BANKS, AN OHIO BANKING CORPORATION AND WHOLLY OWNED SUBSIDIARY OF THE COMPANY, AND EACH SHAREHOLDER OF UNITY WILL RECEIVE 8.5 SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF THE COMPANY, AS SUCH NUMBER MAY BE ADJUSTED DOWNWARD IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT, IN EXCHANGE FOR EACH SHARE OF COMMON STOCK OF UNITY.

                 / / FOR      / / AGAINST     / / ABSTAIN

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

       THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                   (Continued and to be signed on other side.)
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                          (Continued from other side.)

       The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated ____, 1997 and the Proxy Statement furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.


DATED: ___________, 1997                   _________________________(SIGNATURE)


                                           _________________________(SIGNATURE)




                                           SIGNATURE(S) MUST AGREE WITH THE
                                           NAME(S) PRINTED ON THIS PROXY. IF
                                           SHARES ARE REGISTERED IN TWO NAMES,
                                           BOTH SHAREHOLDERS SHOULD SIGN THIS
                                           PROXY.

                                           IF SIGNING AS ATTORNEY, EXECUTOR,
                                           ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                           PLEASE GIVE YOUR FULL TITLE AS SUCH.


         PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE